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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 March 20, 2001
                Date of Report (Date of earliest event reported)




                            ALYSIS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                       0021539               94-3161772
--------------------------------  ------------------------ ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
       incorporation)                                       Identification No.)




                            Alysis Technologies, Inc.
                          1900 Powell Street, Suite 500
                          Emeryville, California 94608
                    (Address of principal executive offices)

                                 (510) 450-7000
               (Registrant's telephone number, including area code)


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ITEM 5.

         On March 20, 2001, Alysis Technologies, Inc., a Delaware corporation ("Alysis") entered into an Agreement and Plan of Merger ("Merger Agreement") by and among Alysis, Pitney Bowes Inc., a Delaware corporation ("Pitney"), and Maui Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Pitney ("Merger Sub"). A copy of the press release dated March 20, 2001 announcing the Offer (as defined below), the Merger (as defined below) and the Merger Agreement is attached to the Schedule TO filed by Pitney on March 20, 2001 and is incorporated by reference herein.

         The Merger Agreement provides that Merger Sub will commence a tender offer (the "Offer") for all of the outstanding shares of Alysis' (a) common stock, par value $0.01 per share (the "Common Shares") and (b) class B common stock, par value $0.01 per share (the "Class B Shares" and together with the Common Shares, the "Shares"), at a purchase price of $1.39 per Share, upon the terms and subject to the conditions set forth in the Merger Agreement.

         The Merger Agreement further provides that, as soon as practicable after consummation of the Offer and the satisfaction or waiver of the other conditions set forth in the Merger Agreement, and in accordance with the relevant provisions of the Delaware General Corporation Law, Merger Sub will be merged with and into Alysis (the "Merger"), with Alysis continuing as the surviving corporation and a wholly-owned subsidiary of Pitney. At the effective time of the Merger, each Share outstanding (other than Shares held in the treasury of Alysis or owned by Pitney, Merger Sub or any other subsidiary of Pitney) will be cancelled and converted into the right to receive $1.39 in cash, or any higher price that may be paid per Share in the Offer.

         The acquisition of Alysis by Merger Sub will be accounted for as a purchase.

         A copy of the Merger Agreement is attached to this current report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.

         In connection with the Merger Agreement, Pitney, Merger Sub and Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg"), entered into a Voting and Tender Agreement, dated March 20, 2001 (the "Voting and Tender Agreement"), providing that Warburg would, among other things, (1) tender their Shares in the Offer and (2) vote their Shares to approve the Merger Agreement and the Merger and against any other business combination transactions involving Alysis. Warburg beneficially owns approximately 42% of the Common Shares and 100% of the Class B Shares outstanding as of March 20, 2001. A copy of the Voting and Tender Agreement is attached to this current report on Form 8-K as Exhibit 2.2 and is incorporated by reference herein.

         This report contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and otherwise in the Private Securities Litigation Reform Act of 1995 (collectively, the "Safe Harbor Provisions"). Forward-looking statements are typically identified by the words "believe," "expect," "intend," "estimate" and similar expressions. Those statements appear in this report and include statements regarding the intent, belief or current expectation of Alysis or its directors or officers with respect to, among other things, trends affecting Alysis'


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financial conditions and results of operations and the registrant's business and growth strategies. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those projected, expressed or implied in the forward-looking statements as a result of various factors (such factors are referred to herein as "Cautionary Statements"), including but not limited to the following: (1) risks relating to the completion of the transaction with Pitney and Merger Sub and to the effect of the transaction on Pitney's financial condition and future business strategies and (2) risks and uncertainties that are detailed in Alysis' Annual Report on Form 10-K for the year ended December 31, 1999, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. Any forward-looking statements contained herein speak only as of the date of this report, and the registrant cautions potential investors not to place undue reliance on such statements. Alysis undertakes no obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to the registrant or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

         The Safe Harbor Provisions are not applicable to the foregoing communication to the extent that they constitute tender offer materials and have not been judicially determined to be applicable to such communication to the extent that they constitute soliciting materials.




                                      -2-

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ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBIT C.

                (c)      Exhibits. See attached.

                Exhibit Number          Description
                --------------          -----------
                2.1                     Merger Agreement, dated as of March
                                        20, 2001, by and among Alysis
                                        Technologies, Inc., Pitney Bowes Inc.
                                        and Maui Acquisition Corp.

                2.2                     Voting and Tender Agreement dated
                                        March 20, 2001, by and among Pitney
                                        Bowes Inc., Maui Acquisition Corp.
                                        and Warburg, Pincus Investors, L.P.

                99.1                    Press release dated March 20, 2001
                                        (incorporated by reference to the
                                        Schedule TO filed by Pitney Bowes
                                        Inc. with the SEC on
                                        March 20, 2001)









                                      -3-

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALYSIS TECHNOLOGIES, INC.


Dated: March 21, 2001

                                       By:  /s/ KEVIN D. MORAN
                                       -----------------------------
                                       Kevin D. Moran
                                       Chairman and Chief Executive Officer





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                                  EXHIBIT INDEX

        Exhibit Number          Description
        --------------          -----------
        2.1                     Merger Agreement, dated as of March
                                20, 2001, by and among Alysis
                                Technologies, Inc., Pitney Bowes Inc.
                                and Maui Acquisition Corp.

        2.2                     Voting and Tender Agreement dated
                                March 20, 2001, by and among Pitney
                                Bowes Inc., Maui Acquisition Corp.
                                and Warburg, Pincus Investors, L.P.

        99.1                    Press release dated March 20, 2001
                                (incorporated by reference to the
                                Schedule TO filed by Pitney Bowes
                                Inc. with the SEC on
                                March 20, 2001)

